                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 9, 2002

                        NEW JERSEY RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)


NEW JERSEY                           1-8359                   22-2376465
(State or other jurisdiction       (Commission                (IRS Employer
 of incorporation)                 File Number)               Identification
                                                              No.)


1415 WYCKOFF ROAD                                             07719
WALL, NEW JERSEY                                              (Zip Code)
(Address of principal executive
 offices)

                                 (732) 938-1480
              (Registrant's telephone number, including area code)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)   None.
(b)   None.
(c)   Exhibits:

Exhibit 99.01: "Consistency...Reliability...Integrity" presentation. (furnished pursuant to Item 9).

ITEM 9.  REGULATION FD DISCLOSURE

Attached is New Jersey Resources Corporation's latest investor relations presentation. The slides are furnished herewith as exhibit 99.01.

The presentation slides are incorporated by reference in this Item 9. The furnishing of these materials is not intended to constitute a representation that such furnishing is required by Regulation FD or that the materials include material investor information that is not otherwise publicly available. In addition, all of the information in the presentation materials is presented as of December 9, 2002, and the registrant does not assume any obligation to update such information in the future.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NEW JERSEY RESOURCES CORPORATION


Date: December 9, 2002               By:       /s/ Glenn C. Lockwood
----------------------                   ---------------------------------
                                                 Glenn C. Lockwood
                                              Senior Vice President,
                                              Chief Financial Officer
                                                   and Treasurer


                                  EXHIBIT INDEX

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
Exhibit           Description

99.01: "Consistency...Reliability...Integrity" Presentation (furnished pursuant to Item 9).